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                                                                   EXHIBIT 10.19

SUPPLEMENTAL
MEMORANDUM OF MINERAL
LEASE

Prepared by:

 BPI Energy, Inc.
 95 N. Research Dr., Suite 110
 Edwardsville, IL  62025


                                  SUPPLEMENTAL
                           MEMORANDUM OF MINERAL LEASE

      This supplemental memorandum of mineral lease (herein this "Memorandum) is made this 14th day of August, 2007, by and between the COUNTY OF MONTGOMERY, ILLINOIS, c/o Montgomery County Court House, Hillsboro, Illinois 62049, (herein the "Lessor"), and BPI ENERGY, INC., of 95 N. Research Drive, Suite 110, Edwardsville, IL 62025, (herein the "Lessee").

      NOTICE IS HEREBY GIVEN that Lessor and Lessee have entered into a mineral lease dated the 28th day of November, 2005 and memorandum of mineral lease of the same date and recorded in the office of the Montgomery County Recorder in book 1105 at pages 1-69. The mineral lease and memorandum pertain to the oil, gas, and coalbed gas underlying the lands described on Exhibit A in said mineral lease and memorandum. The mineral lease is for a primary term of five years and as long thereafter as oil, gas, or coalbed gas or any of them are being produced from the lands described in Exhibit A or lands pooled or unitized therewith.

      The mineral lease also provides for a royalty, delay rentals, shut-in royalties, pooling clause, dry hole clause, provisions with respect to coal mining, a lesser interest clause and other clauses concerning development and operations and further provides that the lease covers all interests in the lands described in the lease, including all interest in which Lessor has a preferential right of acquisition or acquires by reversion or otherwise, whether or not specifically described therein, as well as all lands owned or hereafter vested or claimed by Lessor.

      This supplemental memorandum of lease is placed of record for the purpose of adding additional lands now owned by the Lessor to the original mineral lease that were acquired through tax deeds.

      All of the terms and conditions of the mineral lease are incorporated herein by reference with the same effect as if set forth herein in full. All parties dealing with the lands described on Exhibit A of the mineral lease, memorandum of lease and this supplemental memorandum of lease and lands described in Exhibit A hereof, shall

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deal with and be subject to all terms and conditions of the original mineral lease as if originally written and contained therein.

      This memorandum shall be binding upon and inure to the benefit of the parties hereto together with their successors and assigns.

      EXECUTED the day and year above written.

                                     LESSOR

                                     COUNTY OF MONTGOMERY, ILLINOIS


                                     BY /s/ Michael Plunkett
                                        ----------------------------------------
                                        Its County Board Chairman


                                     LESSEE

                                     BPI ENERGY, INC.


                                     BY /s/ Dan J. Anderson
                                        ----------------------------------------
                                        Its Director of Property Acquisitions